                                ANNUAL REPORT

                              September 30, 1999

                                                      September 30, 1999
Dear Shareholders:

Attached with this letter is the audited annual report for The Elite Group stock Growth & Income Fund and the bond Income Fund.

The fiscal year for the Elite Funds ended on September 30, completing our twelfth year. Many of you have been invested with us for the majority of those years and some of you are new this year. We sincerely appreciate everyone's support and patronage.

                        The Elite Growth & Income Fund

The financial statements that make up the Annual Report give us the opportunity to review what has happened and what may happen in the future. Looking back on fiscal 1999, the Growth & Income Fund was up 7.61% for the year ending September
30. The three, five, and ten year annualized rates of return are now 11.31%, 15.50%, and 12.54% respectively.

We are not surprised that profits in the stock market are becoming harder and harder to come by. Two-thirds of all stocks are down for the year and the popular stock averages are being propelled up by a handful of large companies that have become increasingly expensive when compared to smaller companies. This disparity has created a "have's" and "have-not's" situation. The small companies continue to hurt our performance, but they represent the best value in the market and the best opportunity to achieve capital appreciation.

                            The Elite Income Fund

One year ago, investors looking for safety from worldwide economic turmoil poured billions into U.S. Treasury Bonds pushing prices up and the yield down on the 30 year Treasury bond below 5%. One year later the Federal Reserve now believes the international crisis has passed and the enemy is inflation. As a result, they have pushed interest rates higher and bond prices lower. The net effect on our bond Income Fund was a return for the last twelve months of -1.57%. The three, five, and ten year annualized rates of return are 6.83%, 7.33%, and 6.95% respectively.

Looking forward, we see the possibility that interest rates could move slightly higher as the Federal Reserve attempts to give inflation a knockout blow. Beyond that we believe the bond fund will continue to preserve your capital and deliver returns better than money market funds and CD's.

                           Performance Comparisons

On the following pages are two charts that show the growth in value of a hypothetical $10,000 investment in the Elite Growth & Income Fund, the Elite Income Fund and various indices. The chart starts on 9/30/89, which gives a ten-year record. As an investor, your investment results may differ significantly depending on when you initiated your investment and if there were subsequent investments.

Management of the funds does not think that there is only one index (stock or bond) that accurately reflects how the Elite Funds are managed. Our funds are managed to our clients' objectives within the parameters of our prospectus, following the rules and regulations of various regulatory agencies. The various stock and bond indices are unmanaged, make no allowance for operating expenses and are free from regulation and tax implications.

Warm Regards,


Richard McCormick

THE FOLLOWING DATA IS A NIMERIC REPRESENTATION OF THE BENCHMARK COMARITIVE GRAPH
PRESENTED IN THE ANNUAL REPORT TO SHAREHOLDERS
                                                  9/89  9/90 9/91 9/92 9/93 9/94
                                          9/95 9/96 9/97 9/98 9/99
Elite Income Fund $19,579                10,000 10,694 12,052 13,097 14,329 13,746 15,473 16,058 17,535 19,892 19,579
Lehman Intermediate Govt. Index $20,499  10,000 10,858 12,335 13,872 14,931 14,707 16,266 17,096 18,435 20,391 20,499
Lehman Short-Term Govt. Index $19,163    10,000 10,932 12,163 13,368 14,029 14,190 15,352 16,221 17,337 18,712 19,163

                                          9/89  9/90  9/91  9/92  9/93 9/94 9/95
9/96 9/97 9/98 9/99
Elite Growth & Income Fund $32,588       10,000  8,808 11,620 12,492 14,183 15,857 19,016 23,628 31,817 30,284 32,588
Standard & Poors 500 Index $47,258       10,000  9,080 11,898 13,209 14,922 15,471 20,067 24,145 33,909 36,978 47,258
Lipper G & I Fund Index $36,740          10,000  8,783 11,356 12,471 14,461 14,876 18,309 21,523 29,342 29,324 36,740


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Elite Group

We have audited the accompanying statements of assets and liabilities of The Elite Growth and Income Fund and The Elite Income Fund, each a series of shares of beneficial interest of The Elite Group, including the portfolios of investments as of September 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Elite Growth and Income Fund and The Elite Income Fund as of September 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                          TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 20, 1999

                           Portfolio of Investments
                        The Elite Growth & Income Fund
                              September 30, 1999

                                                                Market Value
       Shares                                                        Note 2A
    ----------                                                     ----------
              Common Stock  92.1%

              Business Services 11.9%
      100,000 Cendant Corporation*                                $1,775,000
       50,000 Equifax Incorporated                                 1,406,250
       40,000 FDX Corporation* (Federal Express)                   1,550,000
       40,000 H.R. Block                                           1,737,500
       42,000 Harcourt General                                     1,748,250
                                                                   ----------
                    Total Business Services                        8,217,000
                                                                   ----------

              Capital Goods 14.5%
       40,000 Black & Decker                                       1,827,500
       55,600 Dura Automotive*                                     1,337,875
       24,000 General Electric                                     2,845,500
       60,000 Goodrich Incorporated                                1,740,000
       22,000 Tyco International                                   2,271,500
                                                                   ----------
                    Total Capital Goods                            10,022,375
                                                                   ----------

              Consumer Goods & Services  20.1%
      135,000 Coffee Station, Inc* (a)
                                                                     135,000
       50,000 Foodmaker*                                           1,246,875
       55,000 Fortune Brands                                       1,773,750
       16,000 Gateway Computer*                                      711,000
       30,000 Limited, Inc.                                        1,147,500
       40,000 Mens Warehouse*                                        860,000
      100,000 Nabisco Group Holdings                               1,500,000
       40,000 New York Times                                       1,500,000
      105,139 Optiva* (a)                                          1,182,814
       60,000 Starbucks*                                           1,486,875
       60,000 Zale Corporation*                                    2,298,750
                                                                   ----------
                         Total Consumer Goods & Services           13,842,564
                                                                   ----------

              Energy 4.5%
              Petroleum Geo Services*
       80,000                                                      1,525,000
              Pogo Producing
       50,000                                                      1,037,500
              Tidewater Incorporated
       20,000                                                        510,000
                                                                   ----------
                    Total Energy                                   3,072,500
                                                                   ----------

              Financial Intermediaries  12.3%
       32,000 Fannie Mae                                           2,006,000
       60,000 Freddie Mac
                                                                   3,120,000
       60,000 Mellon Bank, Inc.
                                                                   2,025,000
       80,000 Ohio Casualty                                        1,350,000
                                                                   ----------
                    Total Financial Intermediaries                 8,501,000
                                                                   ----------

              Health Care Goods & Services  10.5%
       20,000 American Home Products
                                                                     830,000
       40,000 Elan PLC/ADR*                                        1,342,500
       30,000 Merck and Company
                                                                   1,944,375
       45,000 Pfizer Inc.
                                                                   1,617,188
       50,000 Watson Pharmaceutical*                               1,528,125
                                                                  -----------
                    Total  Health Care Goods & Services
                                                                   7,262,188
                                                                  -----------

                      See Notes to Financial Statements

Portfolio of Investments
The Elite Growth & Income Fund
September 30, 1999 - Continued

                                                                Market Value
       Shares                                                        Note 2A
    ----------                                                    -----------

              Technology & Telecommunications 18.3%
       16,000 GTE Corporation                                     $1,230,000
       24,000 Hewlett Packard                                      2,208,000
       24,000 I.B.M. Corporation                                   2,913,000
       32,000 Microsoft Corporation*                               2,898,000
       60,000 Shaw Communications                                  1,653,750
       40,000 Xerox Corporation                                    1,677,500
                                                                  -----------
              Total  Health Care Goods & Services                 12,580,250
              Total  Health Care Goods & Services
              Total  Health Care Goods & Services
                                                                  -----------

                    Total  Value of Common Stock (Cost            63,497,877
              $43,112,605)
                                                                  -----------

              Options - Covered Calls ( 0.7%)
       20,000 FDX Corporation          $ 60.00      01-21-00         (6,250)
       20,000 FDX Corporation          $ 47.50      01-21-00        (26,875)
       12,000 Hewlett Packard          $120.00      11-19-99         (5,250)
       12,000 Hewlett Packard          $100.00      11-19-99        (40,500)
       12,000 IBM                      $140.00      01-21-00        (53,250)
       20,000 Microsoft                $ 85.00      01-21-00       (228,750)
       40,000 New York Times           $ 40.00      01-21-00        (77,500)
       40,000 Petroleum Geo Services   $ 25.00      11-19-99         (5,000)
       60,000 Starbucks                $ 40.00      01-21-00        (18,750)
       20,000 Tidewater                $ 35.00      01-21-00        (10,625)
                                                                  -----------
                    Total  Value of Calls (Cost ($1,400,027))      (472,750)
                                                                  -----------

              Convertible Securities 2.3%
       90,000 Glenborough Reality Preferred A.                     1,479,375
        5,000 Apartment Investment & Management Preferred K.         120,000
                                                                  -----------

               Total Value of Preferred Stock (Cost
                 $1,784,472)                                       1,599,375
                                                                 ------------

               Total Investments
                (Cost $43,497,050**)                  93.7%       64,624,502


               Cash and receivables
                In excess of liabilities               6.3%        4,322,986

                                                     ------      ------------

                          NET ASSETS                 100.0%      $68,947,488
                                                     ======      ============

  (a) Restricted security (see note 3)
  * Non - income producing
  ** Cost for Federal Income Tax purposes is the same.

  At September 30, 1999, unrealized appreciation (depreciation) of securities for Federal Income
  Tax purposes is as follows:
                         Unrealized             $ 23,762,027
                         appreciation
                         Unrealized
                         depreciation             (2,634,575)
                                                ==============
                         Net unrealized         $ 21,127,452
                         appreciation           ==============

                      See Notes to Financial Statements

                           Portfolio of Investments
                            The Elite Income Fund
                              September 30, 1999

                                                                Market Value
    Par Value                                                        Note 2A
                                                                   ----------
                  Bonds  95.9%

                  U.S. Government Notes and Bonds  52.3%
       $5,870,000 U.S. Treasury Note
                    6.250% due 02/15/03                             $5,947,543
        1,530,000 U.S. Treasury Note
                    7.875% due 11/15/04                              1,657,985
        5,490,000 U.S. Treasury Bond
                    7.250% due 05/15/16                              5,935,678
                                                                    ----------
                  Total U.S. Government Notes and Bonds             13,541,206
                                                                    ----------

                  Electric & Gas Utilities 22.5%
          450,000 Entergy Arkansas Inc.
                    7.000% due 03/01/02                                452,250
        1,485,000 Niagara Mohawk Power
                    5.875% due 09/01/02                              1,446,019
          150,000 Detroit Edison
                    7.400%  due  01/15/03                              152,063
          520,000 Ohio Power
                    6.750% due 04/01/03                                516,100
          715,000 PG&E Gas Transmission NW Co.
                    7.100% due 06/01/05                                724,831
          500,000 Hawaiian Electric
                    6.660% due 12/05/05                                488,125
          650,000 Appalachian Power Co.
                    6.800% due 03/01/06                                635,375
        1,500,000 Kentucky Power
                    6.450% due 11/10/08                              1,406,250
                                                                    ----------
                  Total Electric & Gas Utility Bonds                 5,821,013
                                                                    ----------

                  Mortgage Backed Bonds  3.9%
          500,000 Fannie Mae (1993-93HA)
                    6.750%  due  01/25/08                              499,650
          515,201 Federal Home Loan
                    6.100%  due  02/15/24                              514,443
                                                                    ----------
                  Total Mortgage Backed Bonds                        1,014,093
                                                                    ----------

                  Financial/Corporate Bonds 17.2%
          150,000 GMAC
                    9.375%  due  04/01/00                              152,603
          500,000 Heller Financial
                    6.500%  due  05/15/00                              502,030
          360,000 Commercial Credit
                    5.750%  due  07/15/00                              360,288
          625,000 Chrysler Financial
                    5.875%  due  02/07/01                              621,875




                      See Notes to Financial Statements


Portfolio of Investments
The Elite Income Fund
September 30, 1999 - Continued

                                                                  Market Value
     Par Value                                                         Note 2A
                                                                   ------------
       760,000 GMAC
                 6.875%  due  07/15/01                             $   763,800
       700,000 Ford Motor Credit
                 8.200%  due  02/15/02                                 723,625
       500,000 Heller Financial
                 6.440%  due  10/06/02                                 495,000
       145,000 GMAC
                 7.050%  due  09/29/03                                 145,362
       105,000 GMAC
                 8.250%  due  02/24/04                                 110,381
       500,000 Ford Motor Credit
                 6.25%  due  12/08/05                                  481,250
       500,000 Federal Home Loan
                 0.000%  due  09/29/17                                 120,205
                                                                  ------------
               Total Financial/Corporate Bonds                       4,476,419
                                                                  ------------
               Total Value Bonds (Cost $24,888,592)                 24,852,731
                                                                  ------------


        Shares

               Preferred Stock  1.8%
        28,400 Glenborough Reality Preferred A.
                 (Cost $516,254)                                       466,825
                                                                  ------------

              Total Investments
                (Cost $25,404,846**)             97.7%              25,319,556

              Cash and receivables
                In excess of liabilities          2.3%                 582,829
                                           -----------           -------------

                   NET ASSETS                   100.0%             $25,902,385
                                           ===========           =============

   **Cost for Federal Income Tax purposes is the same.

   At September 30, 1999, unrealized appreciation (depreciation) of securities for Federal Income
   Tax is as follows:
                   Unrealized appreciation           $  266,092
                   Unrealized depreciation             (351,382)
                                                    ------------
                   Net unrealized depreciation       $
                                                       (85,290)
                                                    ============

                      See Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES
                              September 30, 1999

                                         THE ELITE GROWTH &       THE ELITE
                                            INCOME FUND          INCOME FUND
                                        ---------------------   ---------------
ASSETS:
Investments in securities at value (Notes 2A, 3 )
  (Cost $43,497,050 and  $25,404,846)           $ 64,624,502       $ 25,319,556
Cash and cash equivalent (Note 2E)                 4,286,340            183,246
Receivables:
  Interest                                            13,276            446,782
  Dividends                                          113,088             13,756
                                           -----------------   -----------------

  Total Assets                                    69,037,206         25,963,340
                                           -----------------   -----------------


LIABILITIES:
Payables:
  Investment management fees                          59,334             15,774
  Capital stock reacquired                               ---              2,221
  Distributions                                        4,787             29,437
  Accrued expenses                                    25,597             13,523
                                            ----------------     ---------------

Total Liabilities                                     89,718             60,955
                                            ----------------     ---------------


NET ASSETS:
The Elite Growth & Income Fund applicable
 to 3,070,671 shares outstanding                $ 68,947,488
                                             ===============
The Elite Income Fund-applicable to
2,601,554 shares outstanding                                       $ 25,902,385
                                                                 ===============
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  (Net assets / shares outstanding)             $      22.45       $       9.96
                                             ===============     ===============

At September 30, 1999 the components of net assets were as follows:
Paid-in capital                            $      48,451,896   $     26,036,963

Accumulated net realized gain (loss)                (655,807)           (51,572)

Undistributed net investment income                   23,947              2,284

Net unrealized appreciation (depreciation)        21,127,452            (85,290)
                                           =================    ================

   Net Assets                              $      68,947,488    $    25,902,385
                                           =================    ================

                      See Notes to Financial Statements

                           STATEMENT OF OPERATIONS
                    For the Year Ended September 30, 1999


                                         THE ELITE GROWTH &        THE ELITE
                                            INCOME FUND           INCOME FUND
                                         -------------------   ----------------
INVESTMENT INCOME:
Income:
  Interest                                 $         420,579   $      1,778,215
  Dividends                                        1,024,419             50,441
                                           -----------------   -----------------
    Total Income                                   1,444,998          1,828,656
                                           -----------------   -----------------

Expenses:
   Investment management fee                         773,094            197,932
   Transfer agent fees                                29,837             18,504
   Custodian fees                                     27,769             13,392
   Professional fees                                  23,272              9,973
   Trustees fees and expenses                         17,700              6,300
   Record keeping service                             53,411             13,996
   Shareholder report                                  4,681                927
   Registration fees and other                        35,736              7,058
                                           -----------------   -----------------
     Total Expenses                                  965,500            268,082
Fees paid indirectly (Note 6)                        (98,271)               ---
Fees paid by manager  (Note 5)                           ---            (24,258)
                                           -----------------   -----------------
     Net Expenses                                    867,229            243,824
                                           -----------------   -----------------

     Net Investment Income                           577,769          1,584,832
                                           -----------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON    INVESTMENT
SECURITIES AND OPTIONS CONTRACT
Net realized gain (loss):
  Investment securities                             1,909,645           (43,939)
  Expired and closed covered call
    options written (Note 4)                       (1,415,229)              ---
                                            -----------------    ---------------
   Net realized gain (loss) on investment
     securities and option contracts                  494,416           (43,939)
                                            -----------------    ---------------
   Net increase(decrease) in unrealized
     appreciation of investment securities          5,077,340        (2,028,967)
                                            =================    ===============
   Net increase (decrease) in net assets
     resulting from operations              $       6,149,525    $     (488,074)

                                            =================    ===============

                      See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                                  THE ELITE
                             GROWTH & INCOME FUND
                       For the Years Ended September 30

                                                 1999               1998
                                           -----------------   ----------------
OPERATIONS:
  Net investment income                    $          577,769   $       605,847
  Net realized gain (loss) on investment
    securities and options contracts                  494,416        (1,150,223)
  Net increase (decrease) in unrealized
    appreciation of investment securities           5,077,340        (3,913,327)
                                            -----------------   ----------------
  Net increase (decrease) in net assets
    resulting from operations                       6,149,525        (4,457,703)


DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income           (590,584)         (569,085)
  Distributions from net realized gain on
     investment transactions                              ---               ---

CAPITAL SHARE TRANSACTIONS:
  Increase(decrease) in net assets
    resulting from capital share
    transactions (a)                               (8,882,160)        9,578,726
                                            -----------------   ----------------
  Total increase(decrease) in net assets          (3,323,219)         4,551,938


NET ASSETS:
  Beginning of year                               72,270,707         67,718,769
                                           =================   =================
   End of year (including undistributed
     net investment income of $23,947
     and $36,762 respectively).               $   68,947,488     $   72,270,707
                                           =================   =================

(a)Transactions in capital stock were as follows:

                                   Year Ended                 Year Ended
                                September 30,1999          September 30,1998
                              --------------------        -------------------

                            Shares         Value        Shares         Value
                         -----------  --------------  ----------   -------------
  Shares sold               290,893  $    6,787,327     868,755   $  20,261,676
  Shares issued in
    reinvestment of
    distributions            22,464         534,857      23,665         537,450
                         -----------  --------------  ----------   -------------
                            313,357       7,322,184     892,420      20,799,126
  Shares redeemed          (681,079)    (16,204,344)   (497,374)    (11,220,400)
                         -----------  --------------  ----------   =============

  Net increase(decrease)   (367,722) $   (8,882,160)    395,046   $   9,578,726
                         ===========  ==============  ==========   =============

                      See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                                  THE ELITE
                                 INCOME FUND
                       For the Years Ended September 30


                                                    1999               1998
                                             -----------------   ---------------
OPERATIONS:
  Net investment income                      $      1,584,832   $     1,190,508
  Net realized gain (loss) on investment
   securities                                         (43,939)           49,483
  Net increase (decrease) in unrealized
  appreciation of investment securities            (2,028,967)        1,712,996
                                             -----------------   ---------------
  Net increase (decrease) in net assets
  resulting from operations                          (488,074)        2,952,987


NET EQUALIZATION CREDITS (NOTE 2D)                        ---           108,697


DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income        (1,582,548)       (1,285,477)


CAPITAL SHARE TRANSACTIONS:
  Increase (decrease)in net assets
  resulting from capital share
  transactions(a)                                  (2,867,844)       12,752,701
                                             -----------------   ---------------
    Total increase(decrease) in net assets         (4,938,466)       14,528,908

NET ASSETS:
  Beginning of year                                30,840,851        16,311,943
                                             =================   ===============
  End of year (including undistributed net
    investment income of $2,284 and
    $24,544 respectively).                      $  25,902,385     $  30,840,851
                                             =================   ===============

(a)Transactions in capital stock were as follows:


                                   Year Ended                 Year Ended
                                September 30,1999          September 30,1998
                             -----------------------      -------------------

                            Shares           Value         Shares        Value
                         -----------   -------------   ----------   ------------
  Shares sold                566,425    $  5,832,919    1,603,301   $16,408,068
  Shares issued in
    reinvestment
    of  distributions        141,532       1,445,177      109,272     1,135,100
                         -----------   -------------   ----------   ------------
                             707,957       7,278,096    1,712,573    17,543,168
  Shares redeemed           (982,376)    (10,145,940)    (468,391)   (4,790,467)
                         -----------   -------------   ----------   ------------

  Net increase(decrease)    (274,419)    $(2,867,844)   1,244,182   $12,752,701
                         ===========   =============   ==========   ============

                      See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

                                  THE ELITE
                             GROWTH & INCOME FUND
                 For a share outstanding throughout each year


                                            Years Ended September 30,

                                 1999      1998      1997      1996      1995

Net asset value,
  beginning of year             $ 21.02  $  22.25  $  20.55   $ 16.64    $15.29
                               --------  --------  --------  --------  --------
ICOME FROM INVESTMENT
  OPERATIONS
  Net investment income             .18       .18       .29       .11       .18
  Net gain(loss) on
    securities(both realized
    and unrealized)                1.43     (1.24)     6.15      3.92      2.52
                               --------  --------  --------  --------  --------
      Total from investment
       operations                  1.61     (1.06)     6.44      4.03      2.70
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Dividends from net
    investment income              (.18)     (.17)     (.29)     (.12)     (.18)
  Distributions from capital
    gains                          ---        ---     (4.45)      ---     (1.17)
                               --------  --------  --------  --------  --------

    Total distributions            (.18)     (.17)    (4.74)     (.12)    (1.35)

                               --------  --------  --------  --------  --------

Net asset value, end of year    $ 22.45   $ 21.02   $ 22.25   $ 20.55   $ 16.64
                               ========  ========  ========  ========  ========

    Total Return                  7.62%    (4.82%)   34.66%    24.26%    19.92%




RATIOS/SUPPLEMENTAL DATA
  Net asset value, end
    of year (in 000's)         $ 68,947  $ 72,271  $ 67,719  $ 44,799  $ 31,182
  Ratio of expenses to
    average net assets           1.25%*    1.23%*    1.30%*     1.33%    1.42%*
  Ratio of net investment
    income To average             .75%      .71%     1.41%       .61%    1.18%
    net assets

Portfolio turnover             133.11%    138.49%  115.80%    156.93%  137.56%



   *Ratio reflects fees paid through a directed brokerage arrangement. No fees were paid through a brokerage arrangement for 1996. The expense ratios for 1999, 1998, 1997 and 1995 after reduction of fees paid through the directed brokerage arrangement were 1.12%, 1.15%, 1.27% and 1.35%, respectively.

                             FINANCIAL HIGHLIGHTS

                                  THE ELITE
                                 INCOME FUND
                 For a share outstanding throughout each year


                                           Years Ended September 30,
                                1999      1998      1997       1996     1995

Net asset value,              $ 10.72    $ 10.00   $  9.73    $10.03  $  9.48
beginning of year
                              --------   --------  --------  -------- --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
   income                         .59       .59        .60       .60      .62
 Net gain(loss) on
   securities(both realized
   and unrealized)               (.76)      .72        .27      (.23)     .54
                              --------   --------  --------  -------- --------
   Total from investment
     operations                  (.17)     1.31        .87       .37     1.16
                              --------   --------  --------  -------- --------
LESS DISTRIBUTIONS
Dividends from net
  investment income              (.59)     (.59)      (.60)     (.62)    (.61)
Distributions from
  capital gains                   ---       ---        ---      (.05)     ---
                              --------   --------  --------  -------- --------

  Total distributions            (.59)     (.59)      (.60)     (.67)    (.61)
                              --------   --------  --------  -------- --------

Net asset value, end
  of year                     $  9.96    $ 10.72   $ 10.00   $  9.73  $ 10.03
                              ========   ========  ========  ======== ========

  Total Return                 (1.62)%    13.44%     9.20%     3.79%   12.56%




RATIOS/SUPPLEMENTAL DATA
  Net asset value, end of
    year (in 000's)           $ 25,902   $ 30,841  $ 16,312  $12,618  $12,366
  Ratio of expenses to
    average net assets           .95%*       .92%      .96%    1.00%    1.12%
  Ratio of net investment
    income to average
    net assets                  5.60%       5.63%     6.01%    6.01%    6.34%

Portfolio turnover             33.01%      21.41%    37.60%   43.37%   42.24%


  * Ratio reflects expenses prior to reimbursement from manager. Expense ratio after reimbursement was .86%.

                      See Notes to Financial Statements

                        October 20, 1999

NOTES TO FINANCIAL STATEMENTS
September 30,1999


Note 1 - Organization
      The Elite Growth and Income Fund and The Elite Income Fund (the "Funds") are two series of shares of beneficial interests of The Elite Group (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Trust was organized in Massachusetts as a business trust on August 8, 1986. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest of any number of series. Currently, the Trust has authorized only the two series above. The Elite Growth & Income Fund's investment objective is to maximize total returns through an aggressive approach to the equity and debt securities markets. The Elite Income Fund's investment objective is to achieve the highest income return obtainable over the long term commensurate with investments in a diversified portfolio consisting primarily of investment grade debt securities.


Note 2 - Significant Accounting Policies
      The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with generally accepted accounting principles.

      A. Security Valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price. Securities which are traded over-the counter are valued at the bid price. Securities for which reliable quotations are not readily available are valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees.

      B. Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all its taxable income to its shareholders.
Therefore no federal income tax provision is required.

      C. Option Accounting Principles (The Elite Growth & Income Fund) - When the Fund sells an option, an amount equal to the premium received by the Fund is included as an asset and an equivalent liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received. The Elite Growth & Income Fund as a writer of an option may have no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      D. Equalization (The Elite Income Fund) - The Fund followed the practice known as "equalization" by which a portion of the proceeds from sales and costs of repurchases of shares of the Fund was credited or charged to income on the date of the transaction so that undistributed net income per share was unaffected by shares of the Fund sold or repurchased. Effective October 1, 1998 this practice was discontinued. The discontinuation has no effect on net asset value or distributions paid to shareholders since such distributions are determined in accordance with income tax regulations.

      E. Cash Equivalent - Consists of investment in mutual fund money market accounts.

      F. Other - As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post October losses. Interest income and estimated expenses are accrued daily.

NOTES TO FINANCIAL STATEMENTS
September 30, 1999

      G. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3 - Restricted Securities
      The Funds may invest in restricted securities. Restricted securities are securities which have not been registered under the Securities Act of 1933, as amended, and as a result are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith by the Trust's Board of Trustees. There are no unrestricted securities of these issuers. At September 30, 1999 the Elite Growth and Income Fund had investments in restricted securities with the date of acquisition, cost, fair value and percentage of net assets listed below:

                               Dates of                            Percentage of
                              Acquisition     Cost         Value    Net Assets
  Stocks
  105,139 Optiva Corporation   04/25/94    $ 111,710    $1,182,814       1.71%

  135,000 Coffee Station, Inc  04/16/96      303,750       135,000        .20%
                                           ---------    ----------   ---------
    Total                                  $ 415,460    $1,317,814       1.91%
                                           =========    ==========   =========

Note 4 - Purchases and Sales of Securities
      For the year ended September 30, 1999, purchases and sales of securities, other than options and short-term notes were as follows:

                                          Purchases            Sales
The Elite Growth and Income Fund        $91,539,468    $  98,581,316
The Elite Income Fund                   $ 9,086,189    $  11,167,412

      For The Elite Growth & Income Fund, transactions in covered call options written were as follows:

                                             Number of Contracts*    Premiums
Options outstanding at beginning of year          1,310             $2,114,503
Options written                                   6,290              2,887,170
Options terminated in closing
  purchase transactions                          (3,990)            (3,379,559)
Options exercised                                   ---                    ---
Options expired                                  (1,050)              (222,087)
                                                 =======            ===========
Options outstanding at September 30,1999          2,560             $1,400,027
                                                 =======            ===========

      * Each contract represents 100 shares of common stock


Note 5 - Investment Management Fee and Other Transactions with Affiliates
      The Funds retain McCormick Capital Management Inc. as their Investment Manager. Under an Investment Management Agreement, the Investment Manager furnishes each Fund with investment advice, office space and salaries of non-executive personnel needed by the Funds to provide general office services. As compensation for its services, the Manager is paid a monthly fee based upon the average daily net assets of each Fund. For The Elite Growth & Income Fund and The Elite Income Fund, the rates are 1% and 7/10 of 1%, respectively, up to $250 million; 3/4 of 1% and 5/8% of 1%, respectively, over $250 million up to $500 million; and 1/2 of 1% over $500 million for each Fund.

NOTES TO FINANCIAL STATEMENTS
September 30, 1999

      The Manager may voluntary reimburse a portion of the operating expenses of a Fund for any fiscal year (including management fees, but excluding taxes, interest and brokerage commissions). Voluntary reimbursements may cease at any time without prior notice.

NOTE 6 - Directed Brokerage Arrangement
      In an effort to reduce the total expenses of the Funds, a portion of the operating expenses may be paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of the operating expenses by the broker-dealer, is based on a percentage of commissions earned. Expenses paid under this arrangement during the year ended September 30, 1999 were $98,271 for the Elite Growth & Income Fund.


NOTE 7 - Concentration
      Although both of the funds have a diversified investment portfolio, there are certain credit risks due to the manner in which the portfolio is invested, which may subject the funds more significantly to economic changes occurring in certain industries or sectors. The Elite Growth & Income Fund has investments in excess of 10% in capital goods, consumer goods and services, financial intermediaries, health care goods and services, and technology and telecommunications industries. The Elite Income Fund has investments in excess of 10% in the electric and gas utilities and financial industries.